Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2020 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Theresa Heggie, the Chief Executive Officer and Brian Silver, the Chief Financial Officer of Freeline Therapeutics Holdings plc, each certifies that, to the best of his or her knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Freeline Therapeutics Holdings plc.

Date: March 31, 2021	By:	/s/ Theresa Heggie
Theresa Heggie
Chief Executive Officer

By:	/s/ Brian Silver
Brian Silver
Chief Financial Officer